FINANCIAL INSTRUMENTS - FAIR VALUES AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS - FAIR VALUES AND RISK MANAGEMENT

19.	FINANCIAL INSTRUMENTS - FAIR VALUES AND RISK MANAGEMENT

Accounting classifications and fair values

The carrying values and fair values of financial assets and financial liabilities as of December 31, 2024 and 2023 are as follows:

	December 31, 2024		December 31, 2023
(in thousands of $)	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets measured at fair value through profit or loss
Derivative instruments	24,419	24,419	39,117	39,117
Marketable securities	4,027	4,027	7,432	7,432
Financial assets not measured at fair value
Cash and cash equivalents	413,532	413,532	308,322	308,322
Trade and other receivables	128,943	128,943	124,647	124,647
Financial liabilities not measured at fair value
Trade and other payables	98,812	98,812	98,232	98,232
Floating rate debt	3,744,388	3,792,576	3,279,626	3,322,347
Fixed rate debt	—	—	176,837	184,462

The table below shows the levels in the fair value hierarchy of financial assets and financial liabilities as of December 31, 2024 and 2023, excluding those whose fair values approximate their respective carrying values due to their short-term nature.

(in thousands of $)	Dec 31, 2024 Fair Value	Level 1	Level 2	Level 3
Financial assets measured at fair value through profit or loss
Derivative instruments	24,419	—	24,419	—
Marketable securities	4,027	4,027	—	—
Financial liabilities not measured at fair value
Floating rate debt	3,792,576	—	3,792,576	—

(in thousands of $)	Dec 31, 2023 Fair Value	Level 1	Level 2	Level 3
Financial assets measured at fair value through profit or loss
Derivative instruments	39,117	—	39,117	—
Marketable securities	7,432	7,432	—	—
Financial liabilities not measured at fair value
Floating rate debt	3,322,347	—	3,322,347	—
Fixed rate debt	184,462	—	—	184,462

Measurement of fair values

Valuation techniques and significant unobservable inputs

The following tables show the valuation techniques used in measuring Level 1, Level 2 and Level 3 fair values, as well as the significant unobservable inputs that were used.

Financial instruments measured at fair value
Type	Valuation Techniques	Significant unobservable inputs
Interest rate swaps	Fair value was determined based on the present value of the estimated future cash flows.	Not applicable.
Marketable securities	Fair value was determined based on the quoted market prices of the securities.	Not applicable.

Financial instruments not measured at fair value
Type	Valuation Techniques	Significant unobservable inputs
Floating rate debt	Discounted cash flow.	Not applicable.
Fixed rate debt	Discounted cash flow.	Discount rate.

Assets Measured at Fair Value on a Recurring Basis

The fair value (level 2) of interest rate swaps is the present value of the estimated future cash flows that the Company would receive or pay to terminate the agreements at the end of the reporting period, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, forward rate curves and the credit worthiness of both the Company and the derivative counterparty.

Marketable securities are listed equity securities for which the fair value is the aggregate market value based on quoted market prices (level 1).

Transfers between Level 1, 2 and 3

There were no transfers between these levels in 2024 and 2023.

Financial risk management
In the course of its normal business, the Company is exposed to the following risks:

•Credit risk
•Liquidity risk
•Market risk (interest rate risk, foreign currency risk, and price risk)

The Company’s Board of Directors has overall responsibility for the establishment and oversight of the Company's risk management framework.

Credit risk

Trade and other receivables
At the balance sheet date all trade and other receivables were with (i) state-owned enterprises, (ii) oil majors, (iii) commodities traders and (iv) related parties and affiliated companies. Based on past experience, there was only a small impact on doubtful amounts at year-end. Based on individual analyses, provisions for doubtful debtors were not material for the years ended December 31, 2024 and 2023. In addition, no customers individually accounted for 10% or more of total revenue in the year ended December 31, 2024 (2023: no customers) (see Note 3). The maximum exposure to credit risk is represented by the carrying amount of each financial asset.

Past due amounts are not credit impaired as collection is still considered to be likely and management is confident the outstanding amounts can be recovered. Amounts not past due are also with customers with high credit worthiness and are therefore not credit impaired.

Cash and cash equivalents
The Company held cash and cash equivalents of $413.5 million at December 31, 2024 (2023: $308.3 million). The cash and cash equivalents are held with SEB, HSBC, Royal Bank of Scotland, DNB Bank ASA and Nordea Bank Norge, or Nordea, Crédit Agricole, UBS, Standard Chartered Bank Singapore, ABN Amro, ING Bank N.V., Bank of Cyprus and Citibank N.A. The Company’s concentration of credit risk with respect to cash and cash equivalents is not considered significant as substantially all of the amounts are carried with a diversified portfolio of banks and financial institution counterparties.

Restricted cash
Our interest rate swaps can require us to post cash as collateral based on their fair value which is classified as restricted cash. As of December 31, 2024 and 2023 no cash was posted as collateral in relation to our interest rate swaps and secured borrowings.

Derivatives
The Company is exposed to the risk of credit loss in the event of non-performance by the counterparty to the interest rate swap agreements. Interest rate swap agreements are entered into with banks and financial institution counterparties, which are rated AA-, based on rating agency S&P.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations if they fall due. The Company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due. The Company has entered into several loan facilities whose maturities are spread over different years (see Note 17).

The following are the remaining contractual maturities of financial liabilities:

		Contractual cash flows at December 31, 2024
(in thousands of $)	Carrying Value	Total	Less than 1 year	Between 1 and 3 years	Between 3 and 6 years	Between 6 and 10 years
Non derivative financial liabilities
Floating rate debt	3,744,388	3,754,033	421,775	890,781	1,799,346	642,131
Interest on floating rate debt	—	905,002	226,094	375,184	212,995	90,729
Obligations under leases	1,604	1,604	1,153	451	—	—
Trade and other payables	98,812	98,812	98,812	—	—	—

		Contractual cash flows at December 31, 2023
(in thousands of $)	Carrying Value	Total	Less than 1 year	Between 1 and 3 years	Between 3 and 6 years	Between 6 and 10 years
Non derivative financial liabilities
Floating rate debt	3,279,626	3,291,792	229,606	782,878	2,159,679	119,629
Interest on floating rate debt	—	834,670	232,684	383,406	201,216	17,364
Fixed rate debt	176,837	175,000	—	175,000	—	—
Interest on fixed rate debt	—	32,131	12,395	19,736	—	—
Obligations under leases	2,534	2,534	1,104	1,430	—	—
Trade and other payables	98,232	98,232	98,232	—	—	—

The Company has secured bank loans that contain loan covenants. A future breach of covenant may require the Company to repay the loan earlier than indicated in the above table. For more details on these covenants, see Note 17.

The carrying values of fixed and floating rate debt include expected payments of accrued interest as of the reporting date. The interest on floating rate debt is based on the SOFR spot rate as of December 31, 2024 and 2023. The interest rate on fixed rate debt was based on the contractual interest rate for the period presented. It is not expected that the cash flows included in the table above (the maturity analysis) could occur significantly earlier, or at significantly different amounts than those stated above.

Market risk

Interest rate risk
The Company is exposed to the impact of interest rate changes primarily through its floating-rate borrowings that require the Company to make interest payments based on SOFR. Significant increases in interest rates could adversely affect operating margins, results of operations and ability to service debt. The Company uses interest rate swaps to reduce its exposure to market risk from changes in interest rates. The principal objective of these contracts is to minimize the risks and costs associated with its floating-rate debt. On December 31, 2024 the Company had interest rate swaps in place and approximately 15% (2023: 17%) of the floating interest rates were switched to fixed rate.

Cash flow sensitivity analysis for variable rate instruments
As of December 31, 2024, the Company's outstanding debt which was at variable interest rates, net of the amount subject to interest rate swap agreements, was $3,204.0 million (2023: $2,741.8 million). Based on this, a one percentage point increase in annual SOFR interest rates would increase its annual interest expense by approximately $32.0 million (2023: $27.4 million), excluding the effects of capitalization of interest.

Interest rate swap agreements
In February 2016, the Company entered into an interest rate swap with DNB whereby the floating interest on notional debt of $150.0 million was switched to fixed rate. The contract had a forward start date of February 2019.

In the year ended December 31, 2020, the Company entered into three interest rate swaps with DNB whereby the floating interest rate on notional debt totaling $250.0 million was switched to a fixed rate.

In the year ended December 31, 2020, the Company entered into two interest rate swaps with Nordea Bank whereby the floating interest rate on notional debt totaling $150.0 million was switched to a fixed rate.

The reference rate for our interest rate swaps, which are measured at fair value through profit or loss, was transitioned from LIBOR to SOFR in the year ended December 31, 2023 which did not affect the accounting for these derivatives.

The aggregate fair value of these swaps at December 31, 2024 was an asset of $24.4 million (2023: $39.1 million) and a liability of nil (2023: nil). The fair value (Level 2) of the Company’s interest rate swap agreements is the estimated amount that the Company would receive or pay to terminate the agreements at the reporting date, taking into account, as applicable, fixed interest rates on interest rate swaps, current interest rates, forward rate curves and the current credit worthiness of both the Company and the derivative counterparty. The estimated fair value is the present value of future cash flows. In the year ended December 31, 2024, the Company recorded a gain on these interest rate swaps of $9.2 million (2023: gain of $8.0 million, 2022: gain of $53.6 million).
The interest rate swaps are not designated as hedges and are summarized as of December 31, 2024 as follows:

Notional Amount	Inception Date	Maturity Date	Fixed Interest Rate
($000s)
150,000	February 2019	February 2026	2.1970%
100,000	March 2020	March 2027	0.9750%
50,000	March 2020	March 2027	0.6000%
100,000	March 2020	March 2025	0.9000%
100,000	April 2020	April 2027	0.5970%
50,000	April 2020	April 2025	0.5000%
550,000

Foreign currency risk
The majority of the Company's transactions, assets and liabilities are denominated in U.S. dollars, its functional currency. Certain of its subsidiaries report in British pounds, Norwegian kroner or Singapore dollars and risks of two kinds arise as a result: a transaction risk, that is, the risk that currency fluctuations will have an effect on the value of cash flows; and a translation risk, which is the impact of currency fluctuations in the translation of foreign operations and foreign assets and liabilities into U.S. dollars in the consolidated financial statements.

Price risk
Our exposure to equity securities price risk arises from marketable securities held by the Company which are listed equity securities and are carried at FVTPL unless the election to present subsequent changes in the investment's fair value in OCI is made. See Note 9 for further details.

Capital management

We operate in a capital intensive industry and have historically financed our purchase of tankers and other capital expenditures through a combination of cash generated from operations, equity capital and borrowings from commercial banks. Our ability to generate adequate cash flows on a short and medium term basis depends substantially on the trading performance of our vessels in the market. Our funding and treasury activities are conducted within corporate policies to increase investment returns while maintaining appropriate liquidity for our requirements.

The Company’s objectives when managing capital are to:
•safeguard our ability to continue as a going concern, so that we can continue to provide returns for shareholders and benefits for other stakeholders, and
•maintain an optimal capital structure to reduce the cost of capital.

In November 2024, we declared a dividend of $0.34 per share for the third quarter of 2024. In August 2024, we declared a dividend of $0.62 per share for the second quarter of 2024. In May 2024, we declared a dividend of $0.62 per share for the first quarter of 2024. In February 2024, the Board of Directors declared a dividend of $0.37 per share for the fourth quarter of 2023.

The Company's loan agreements contain loan-to-value clauses, and financial covenants. For more details on these covenants, see Note 17.